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                                EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Oxford Industries, Inc. (the "Company") on Form 10-K for the year ended May 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K "), I, J. Hicks Lanier, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2003
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/s/ J. Hicks Lanier
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      J. Hicks Lanier
      Chief Executive Officer
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Oxford Industries, Inc. (the "Company") on Form 10-K for the year ended May 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K "), I, Ben B. Blount, Jr., Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2003
       -----------------------------

/s/ Ben B. Blount, Jr.
------------------------------------
      Ben B. Blount, Jr.
      Chief Financial Officer